NEW YORK — February 28, 2022 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its fourth quarter and full year 2021 results.   Brad Marshall, Chief Executive Officer of Blackstone Secured Lending Fund, said, “BXSL’s fourth quarter results represented a strong finish to a banner year, including exceptional performance and credit quality. For the full year, we delivered a NAV-based total return of 12.6% and entered 2022 in great shape with no loans on non-accrual. Looking ahead, we believe BXSL is well positioned to continue delivering for investors given a high-quality portfolio, structural competitive advantages and an attractive regular dividend yield of over 8% based on NAV.” Blackstone Secured Lending Fund issued a full detailed presentation of its fourth quarter and full year 2021 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company’s Board of Trustees has declared a first quarter 2022 dividend of $0.53 per share to shareholders of record as of March 31, 2022, payable on May 13, 2022. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:00 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1528278&tp_key=195087d9f5. Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports Fourth Quarter and Full Year 2021 Results Exhibit 99.1

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private US companies. As of December 31, 2021, BXSL’s fair value of investments was approximately $9.9 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. (formerly, The Blackstone Group Inc.). Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with approximately $881 billion of assets under management as of December 31, 2021. Forward-Looking Statements and Other Matters This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in its periodic filings with the SEC which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. Contacts Investors Michael Needham Blackstoneshareholderrelations@blackstone.com +1 888-756-8443 Media Mariel Seidman-Gati Mariel.seidmangati@blackstone.com +1 917-698-1674 2

BXSL – Quarter Ended December 31, 2021 Blackstone Secured Lending Fund Fourth Quarter and Full Year 2021 Results February 28, 2022 This presentation should be read in conjunction with BXSL’s latest annual report filed on Form 10-K for the period ended December 31, 2021. Numbers are approximate and may not add up due to rounding.

Fourth quarter 2021 Highlights Portfolio and Investment Activity Total portfolio at fair value of $9.9 billion, up 76% year-over-year 98% first lien, 44% loan-to-value(3) and 0% of portfolio on non-accrual New investment commitments of $2.6 billion (at par) and new investment fundings of $2.4 billion in the quarter Proceeds from sales and repayments of $788 million which generated net realized gains of $1.3 million in the quarter Liquidity Update $809 million of liquidity in cash and undrawn debt (subject to borrowing base capacity) Debt funding mix comprised of 58% unsecured debt based on drawn amounts Leverage at quarter-end of 1.25x and average leverage of 1.22x(4) over the quarter Earnings Summary Net investment income of $111 million, or $0.67 per share, in the quarter Net income of $122 million, or $0.73 per share, in the quarter Net asset value of $4.4 billion, or $26.27 per share at quarter-end Total return (based on NAV) of 10.1% annualized inception to date and 12.6% for the year ended December 31, 2021(1) Regular dividend of $0.53 per share in the fourth quarter, up from $0.50 per share in the third quarter, resulting in a regular dividend yield of 8.1%(2) 4 Updates to Slide: - Brought up dividend information to financial measures - Added third box liquidity update Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Dividend yield is calculated as the 4Q’21 regular quarterly dividend of $0.53 per share (annualized) divided by the December 31, 2021 NAV per share. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent quarter end. Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets.

Fourth quarter and full year 2021 Highlights ($ in millions, unless otherwise noted) Notes on page 19 5 Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan), divided by the beginning NAV per share. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

Net Asset Value Bridge Fourth Quarter 2021 Net Asset Value Bridge ($ per share) 6 The per share data was derived by using the weighted average shares outstanding during the period. The per share data for dividends was derived by using the actual shares outstanding at the date of the relevant transactions. Includes impact of underwriting commissions and offerings costs relating to the IPO. The amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions. (1) (2) (3) (4)

Dividend Coverage History 4Q’21 dividend of $0.53 per share, up from $0.50 per share in the prior quarter Previously announced four special dividends totaling $0.65 per share to be paid out by November 2022(1) Current 8.1% regular dividend yield(2) with an additional yield of 2.5%(3) from special dividends previously declared Regular dividend exceeded by net investment income which increased from the prior quarter due to prepayment activity and operating at target leverage levels Quarterly dividends per share 7 Quarterly Regular Dividend Yield(2) 7.9% 7.8% 7.8% 7.7% 9.2% 8.4% 8.0% 7.9% 7.8% 7.7% 7.6% 8.1% Click icon to add SmartArt graphic Special dividends of $0.10, $0.15, $0.20 and $0.20 to be paid on May 13, 2022, May 13, 2022, August 12, 2022 and November 14, 2022, respectively. Dividend yield is calculated as regular quarterly dividends (annualized) per share divided by the ending NAV per share. Special dividend yield is calculated as total previously declared special dividends of $0.65 per share divided by December 31, 2021 NAV of 26.27.

Investment Activity Portfolio fair market value increased to $9.9 billion from $8.2 billion as of September 30, 2021 and $5.6 billion as of December 31, 2020 Net portfolio activity of $1.6 billion in the quarter: New investment commitments of $2.6 billion (at par); New investment fundings of $2.4 billion Proceeds from sales and repayments of $788 million Originations and Fundings ($ in millions) 8 Investment Activity Summary ($ in millions, unless otherwise noted) (1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

Portfolio Characteristics Portfolio predominantly first lien debt(1) 9 $9.9B investments at fair value 148 portfolio companies 0% non-accrual debt investments(1) 99.9% of debt investments are floating rate(1) 97.6% of investments in first lien, senior secured debt(1) 44.0% Average loan to value (LTV)(2)(3) 4Q’20 4Q’21 4Q’21 4Q’20 Revenue EBITDA(4) 4Q’21 4Q’20 Loan to Value(2) Portfolio company weighted average revenue, EBITDA and LTV(%)(3) ($ in millions, unless otherwise noted) Based on the fair market value of the portfolio. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent quarter end. Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. This represents approximately 95% of the total debt portfolio based on fair value. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization.

Portfolio Construction Based on fair market value. Top ten portfolio companies represent approximately 30% of the portfolio Portfolio well-diversified across industries with no issuer accounting for more than 5% of the portfolio Top Ten Portfolio Companies(1) (as of December 31, 2021) Top Ten Industries(1) (as of December 31, 2021) 10

funding Profile 11 Funding Profile ($ in millions) ~75% of assets supported by unsecured debt and equity ~4.2 years to average maturity 2.9% weighted average cost of debt(1) $809M of liquidity in cash and undrawn debt provides capacity to the business $6.3B of total committed debt capacity Leverage option #2 Cost of debt represents amounts for 4Q’21 annualized. Includes unused fees and the accretion of original issue discount. Available Cash Excess Borrowing Capacity Unsecured Notes Asset Based Facilities Secured Revolver Equity Total Debt: $5,544 Flexible and efficient liability management, utilizing diversified financing sources with significant available liquidity

12 Statements of Financial Condition ($ in millions, except per share data)

Summary of Operating Results – Comparative Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. 13 ($ in millions, except share and per share data)

Supplemental Details 14

Summary of Quarterly Financial highlights 15 ($ in millions, unless otherwise noted) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter. Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan), divided by the beginning NAV per share. Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding. Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

Summary of Quarterly Operating Results Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. 16 ($ in millions, except share and per share data)

funding sources Summary Subject to borrowing base availability Interest rate is Libor + 1.55%, Libor + 1.90% or Libor + 2.15% per annum depending on the nature of the advances and underlying collateral. Interest rate is Libor + 1.75% or Libor + 1.875% depending on borrowing base availability at the time of borrowing. 17 Counterparty and Initial Date Entered Interest Rate Maturity Date Principal Committed Total Outstanding (Par) Jackson Hole Funding JPM – 11/16/18 Libor + 2.375% 5/16/2025 $400 $361 Breckenridge Funding BNP – 12/21/18 Libor + 1.55% - 2.15%(2) 12/21/2026 $825 $569 Big Sky Funding BOA – 12/10/19 Libor + 1.70% 9/30/2024 $500 $500 Revolving Credit Facility (Syndicated) Citi – 6/15/20 Libor + 1.75% - 1.875%(3) 6/15/2025 $1,325 $915 2023 Notes 7/15/20 3.65% 7/14/2023 $400 $400 2026 Notes 10/23/20 3.63% 1/15/2026 $800 $800 New 2026 Notes 3/16/21 2.75% 9/16/2026 $700 $700 2027 Notes 7/23/21 2.13% 2/15/2027 $650 $650 2028 Notes 9/30/21 2.85% 9/30/2028 $650 $650 Totals: $6,250 $5,544 No debt maturities until July 2023 $809 million of liquidity in cash and undrawn debt(1) as of December 31, 2021

Important Disclosure Information 18

19 Forward Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXSL’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of and recovery from the negative effects of the COVID-19 pandemic. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXSL assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.